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                                                                    EXHIBIT 32.1


                                  CERTIFICATION


        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss. 1350, as adopted), Edward A. Keible, Jr., Chief Executive Officer of Endwave Corporation (the "Company"), and Julianne M. Biagini, Chief Financial Officer of the Company, each hereby certify that, to the best of their knowledge:


        1. The Company's Quarterly Report on Form 10-Q for the period ended September 30, 2003, to which this Certification is attached as Exhibit 99.1 (the "QUARTERLY REPORT") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and


        2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


        IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 14th day of November, 2003.


/s/EDWARD A. KEIBLE, JR                 /s/JULIANNE M. BIAGINI
------------------------------          -------------------------------
Edward A. Keible, Jr.                   Julianne M. Biagini
Chief Executive Officer                 Chief Financial Officer



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